EXHIBIT 2.20

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150436407 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-09-2008

Execution Date
06-15-2007

Value of Spreadsheet
JPY 672,925,610.75

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Principal Contract”);

Whereas the parties signed on 06.15.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 753
Due Date 07.02.2010
Extension Value JPY 672,925,610.75 equivalent to R$ 10,437,076.22
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 3,364,628.45, equivalent on 06.09.2008¸ by ptax 0.015510 to R$ 52,185.39.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 09, 2008

(stamp)	[signature]	[signature]
Banco Santander S.A.	TIM Celular S.A.	Lúcia Benechis
	Finance & Treasury	Finance & Treasury
	Marcio Fagundes	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.375.168-47
ID: 34.798.798-9	ID: 28.672.306-2

 Extension Data
Term – days 753
Due Date 07.02.2010
Extension Value JPY 672,925,610.75 equivalent to R$ 10,437,076.22
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 3,364,628.45, equivalent on 06.09.2008¸ by ptax 0.015510 to R$ 52,185.39.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered hereby were ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in light of and in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 09, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Finance & Treasury	Finance & Treasury
	Marcio Fagundes	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

I – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 151100017 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-16-2008

Execution Date
12-17-2007

Value of Spreadsheet
JPY 100,399,777.75

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 12.17.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 746
Due Date 07.02.2010
Extension Value JPY 100,399,777.75 equivalent to R$ 1,519,149.04
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 507,576.69, equivalent on 06.16.2008¸ by ptax 0.015131 to R$ 7,680.14.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 16, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Finance & Treasury	Finance & Treasury
	Marcio Fagundes	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150467407 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-23-2008

Execution Date
06-25-2007

Value of Spreadsheet
JPY 93,838,232.54

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 06.25.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 739
Due Date 07.02.2010
Extension Value JPY 93,838,232.54 equivalent to R$ 1,404,664.50
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 474,404.24, equivalent on 06.23.2008¸ by ptax 0.014969 to R$ 7,101.36.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 23, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A	TIM CELULAR S.A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507– 150519307 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
07-04-2008

Execution Date
07-12-2007

Value of Spreadsheet
JPY 1,611,597,720.10

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 – Spreadsheet no. 150519307 (“Contract”);

Whereas the parties signed on 07.12.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties resolve, hereby, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 728
Due Date 07.02.2010
Extension Value JPY 1,611,597,720.10 equivalent to R$ 24,286,777.64
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 7,968,455.08, equivalent on 07.04.2008¸ by ptax 0.015070 to R$ 120,084.62.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, July 04, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.	Mario Cesar P. de Araujo
President

Witnesses:

Name: Daniel Ribeiro	Name: Lucimara O. C. Seki
CPF: 295.139.26(illegible)	CPF: 132.246.268-28
ID: 27.26 (illegible)

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150458507 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-16-2008

Execution Date
06-21-2007

Value of Spreadsheet
JPY 1,335,146,683.19

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 06.21.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;
Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties resolve, hereby, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 746
Due Date 07.02.2010
Extension Value JPY 1,335,146,683.19 equivalent to R$ 20,202,104.46
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 6,712,820.48, equivalent on 06.16.2008¸ by ptax 0.015131 to R$ 101,571.69.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories declare, expressly, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 16, 2008

(stamp)	[signature]
Banco Santander	TIM CELULAR S/A.

Witnesses:

Name: Daniel Ribeiro	Name: Lucimara O. C. Seki
CPF: 295.139.26 (illegible)	CPF: 132.246.268-28
ID: 27.26 (illegible)

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507– Spreadsheet no. 150494507

I – Characteristics of Financing Spreadsheet
Due Date
06-25-2008

Execution Date
07-03-2007

Value of Spreadsheet
JPY 287,676,205.03

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 - Spreadsheet no. 150494507 (“Contract”);

Whereas the parties signed on 07.03.2007, the Financing spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 737
Due Date 07.02.2010
Extension Value JPY 287,676,205.03 equivalent to R$ 4,282,635.66
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 1,438,380.85, equivalent on 06.25.2008¸ by ptax 0.014887 to R$ 21,413.18.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 25, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.

Witnesses:

Name: Debora Nathalia Miranda	Name: Célia (illegible)
CPF: 340.626.958-39	CPF: 075.580.578-08
ID: 34.798.798-9	ID: 12.919.384-7

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO C CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507– Spreadsheet no 150491807

I – Characteristics of Financing Spreadsheet
Due Date
06-25-2008

Execution Date
07-02-2007

Value of Spreadsheet
JPY 162,250,944.90

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 150491807 (“Contract”);

Whereas the parties signed on 07.02.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 737
Due Date 07.02.2010
Extension Value JPY 162,250,944.90 equivalent to R$ 2,415,429.82
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 811,254.33, equivalent on 06.25.2008¸ by ptax 0.014887 to R$ 12,077.14.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories declare, expressly, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 25, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.

Witnesses:

Name: Debora Nathalia Miranda	Name: Célia Bracio Pilastro
CPF: 340.626.958-39	CPF: 075.580.578-08
ID: 34.798.798-9	ID: 12.919.384-7

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150465607 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-16-2008

Execution Date
06-22-2007

Value of Spreadsheet
JPY 226,257,264.64

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 06.22.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 746
Due Date 07.02.2010
Extension Value JPY 226,257,264.64 equivalent to R$ 3,423,498.67
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 1,131,286.68, equivalent on 06.16.2008¸ by ptax 0.015131 to R$ 17,117.50.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories declare, expressly, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 16, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Marcio Fagundes	Finance & Treasury
	Finance & Treasury	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150445707 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-16-2008

Execution Date
06-18-2007

Value of Spreadsheet
JPY 49,028,785.31

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 06.18.2007, the Financing spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, which is effective with the following wording:
Extension Data
Term – days 746
Due Date 07.02.2010
Extension Value JPY 49,028,785.31 equivalent to R$ 741,854.55
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 247,867.92, equivalent on 06.16.2008¸ by ptax 0.015131 to R$ 3,750.49.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim

Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 16, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Marcio Fagundes	Finance & Treasury
	Finance & Treasury	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150450807 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-16-2008

Execution Date
06-19-2007

Value of Spreadsheet
JPY 171,119,873.47

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade

City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Mother Contract”);

Whereas the parties signed on 06.19.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 746
Due Date 07.02.2010
Extension Value JPY 171,119,873.47 equivalent to R$ 2,589,214.81
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 1,131,286.68, equivalent on 06.16.2008¸ by ptax 0.015131 to R$ 13,017.99.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 16, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Marcio Fagundes	Finance & Treasury
	Finance & Treasury	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150484907 (“Spreadsheet”)

I – Characteristics of Financing Spreadsheet
Due Date
06-23-2008

Execution Date
06-29-2007

Value of Spreadsheet
JPY 1,159,007,918.59

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.

CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Mother Contract”);

Whereas the parties signed on 06.29.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 739
Due Date 07.02.2010
Extension Value JPY 1,159,007,918.59 equivalent to R$ 17,349,189.53
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 5,795,039.52, equivalent on 06.23.2008¸ by ptax 0.014969 to R$ 86,745.95.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 23, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.	Mario Cesar P. de Araujo
President

Witnesses:

Name: Daniel Ribeiro	Name: Lucimara O. C. Seki
CPF: 295.139.268-00	CPF: 132.246.268-28
ID: 27.281.095-2

Santander Letterhead Paper

I – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 151099447

I – Characteristics of Financing Spreadsheet
Due Date
06-10-2008

Execution Date
12-13-2007

Value of Spreadsheet
JPY 1,591,852,052.54

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 12/06/.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 151099447 (“Contract”);

Whereas the parties signed on 12.13.2007, the Financing Spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, which is effective with the following wording:
Extension Data
Term – days 752
Due Date 07.02.2010
Extension Value JPY 1,591,652,052.54 equivalent to R$ 24,374,559.53
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 7,958,260.25, equivalent on 06.10.2008¸ by ptax 0.015314 to R$ 121,872.80.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 10, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.	Mario Cesar P. de Araujo
President

Witnesses:

Name: Daniel Ribeiro	Name: Lucimara O. C. Seki
CPF: 295.139.268-00	CPF: 132.246.268-28
ID: 27.281.095-2

Santander Letterhead Paper

II – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 300467507 (“principal contract”) – 150482707 (“Spreadsheet”)

I – Characteristics of financing spreadsheet
Due Date
06-23-2008

Execution Date
06-28-2007

Value of Spreadsheet
JPY 1,479,049,203.62

II – Parties

BANK: Banco Santander S.A.

CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.14.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Mother Contract”);

Whereas the parties signed on 06.28.2007, the Financing spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:
Extension Data
Term – days 739
Due Date 07.02.2010
Extension Value JPY 1,479,049,203.62 equivalent to R$ 22,139,887.53
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 7,395,245.58, equivalent on 06.23.2008¸ by ptax 0.014969 to R$ 110,699.43.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 23, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM CELULAR S/A.	Mario Cesar P. de Araujo
President

Witnesses:

Name: Daniel Ribeiro	Name: Lucimara O. C. Seki
CPF: 295.139.268-00	CPF: 132.246.268-28
ID: 27.281.095-2

Santander Letterhead Paper

I – ADDENDUM TO FINANCING SPREADSHEET RESTRICTED TO CREDIT FACILITY AGREEMENT FOR ACQUISITION OF ASSETS AND SERVICES WITH ONLENDING OF EXTERNAL FUNDS – COMPROR No. 151099557

I – Characteristics of Financing spreadsheet
Due Date
06-11-2008

Execution Date
12-14-2007

Value of Spreadsheet
JPY 114,990,616.07

II – Parties

BANK: Banco Santander S.A.
CNPJ/MF No.: 90.400.888/0001-42
Address: Rua Amador Bueno No. 474 – Santo Amaro
City/State: São Paulo – SP
CEP: 04572-000

FINANCED PARTY: TIM CELULAR S.A.
CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi No. 7143 – Vila Andrade
City/State: São Paulo – SP
Branch: 2.263
Current Account No.: 130.003.017

Whereas on 06.12.2007, the parties identified above have entered into this Credit Facility Agreement for the Acquisition of Assets and Services with Onlending of External Funds – Compror No. 300467507 (“Contract”);

Whereas the parties signed on 12.14.2007, the Financing spreadsheet, characterized in Table I of the Preamble (“Spreadsheet”);

Whereas the Spreadsheet is an integral and inseparable part of the Contract;

Whereas the parties wish to extend the Spreadsheet maturity date;

Whereas that, for such, the FINANCED PARTY hereby authorizes the BANK to make the debit in its current account in connection with the interest and financial charges due as a result of the financing. Thus, the interest and financial charges incurred to date on the value mentioned in table I above are being renewed;

The parties hereby resolve, to amend the Spreadsheet in the following terms:

1. The item “Loan Characteristics” set forth in the preamble of the Spreadsheet, shall be effective with the following wording:

Extension Data
Term – days 751
Due Date 07.02.2010
Extension Value JPY 114,990,616.07 equivalent to R$ 1,756,826.63
Interest Rate: 2.00000% per annum, equivalent to 0.16667% per month, calculated linearly, considering a year of 360 days.

Amount to debit
Amount of interest and Financial charges to debit
JPY: 574,953.38, equivalent on 06.11.2008¸ by ptax 0.015278 to R$ 8,784.14.

2. All the other clauses and conditions of the Spreadsheet that were not expressly altered are hereby ratified.

3. All the definitions used herein and not expressly defined herein will have the meanings attributed to them in the terms of the Spreadsheet.

4. This addendum does not constitute novation. Thus, the parties are not interested in the novation of the obligations assumed in the Spreadsheet amended herein, of which this instrument becomes an integral and complementary part for all legal effects.

5. The signatories expressly declare, that they are fully aware of the terms of the Spreadsheet to settle any issues arising out of this instrument, the parties waiving any other, however privileged it may be. The BANK may, however, choose the venue of the domicile of the FINANCED PARTY.

7. “TIM declares that all the conditions contemplated in this Contract were negotiated in strict compliance with its Code of Ethics, which is available at the website Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed at its headquarters and in all of its establishments.

São Paulo, June 11, 2008

(stamp)	[signature]	[signature]
Banco Santander	TIM Celular S.A.	Lúcia Benechis
	Marcio Fagundes	Finance & Treasury
	Finance & Treasury	TIM CELULAR S.A.
TIM CELULAR S/A

Witnesses:

Name: Debora Nathalia Miranda	Name: Fernanda Rodrigues da Costa
CPF: 340.626.958-39	CPF: 275.376.168-47
ID: 34.798.798-9	ID: 28.672.306-2